THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

MAXIM TEP, INC.
PROMISSORY NOTE

DUE: XXXXXXXX

BORROWER:	Maxim TEP, Inc. 9400 Grogan's Mill Road Suite 205 The Woodlands, Texas 77380	LENDER:	XXXXXXX XXXXXXXX XXXXXXXXXXX

PRINCIPAL AMOUNT: XXXXXX DATE OF NOTE: XXXXXXX

PROMISE TO PAY. Maxim TEP, Inc., a Texas corporation located at 9400 Grogan's Mill Road, Suite 205, The Woodlands, TX 77380 ("Borrower"), promises to pay to the order of XXXXXXXXX, an individual residing at XXXXXXXXXXXXXXXX ("Lender"), in lawful money of the United States of America, the principal sum of XXXXXXXXXXX and NO/100 DOLLARS (U.S. XXXXXXX), together with interest assessed at the rate per annum equal to nine (9%) on the unpaid principal balance. Said principal and interest payments shall be paid in one balloon payment on or before August 31, 2007, thus paying the Note in full. No provision in this Promissory Note ("Note") or any other loan document executed by Borrower evidencing the obligation will require the payment or permit the collection of interest in excess of the maximum permitted bylaw ("Maximum Lawful Rate"). If excessive interest is provided for in any document or instrument, Borrower is freed from any obligations to the excess amount, and Lender and Borrower will amend the offending provision to fully comply with Texas law.

PAYMENT AND INTEREST. Borrower will pay to the location and in the manner prescribed by Lender in writing at least two business days in advance, the outstanding principal balance of this loan and all accrued but unpaid interest thereon in one lump sum payment no later than August 31, 2007 ("Maturity"). Interest will accrue from the date hereof and will be due and payable monthly. Borrower will pay Lender at the address set forth above or at such other place as Lender may designate in writing in lawful money of the United States of America that at the time of payment is legal tender for payment of public and private debts.

PREPAYMENT. Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest thereon. Early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full," "without recourse," or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.

INTEREST AFTER DEFAULT. If Lender declares this Note to be in default, Lender has the right prospectively to adjust and fix the simple interest rate under this Note until this Note is paid in full at the rate of the lesser of (i) the Maximum Lawful Rate and (ii) twelve percent (12%) per annum compounded monthly.

DEFAULT. Each of the following shall constitute an "Event of Default" under this Note:

(1) The Borrower shall fail to pay, within ten days of its due date, whether at original maturity or upon acceleration, the entire outstanding principal of the Note, together with accrued interest thereon, or any other amount payable hereunder;

(2) The Borrower shall default in the performance or observance of any term, covenant or agreement on the Borrower's part to be performed or observed pursuant to any of the provisions of this Note;

(3) The Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing; or

(4) An involuntary proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

LENDER'S RIGHTS UPON AN EVENT OF DEFAULT. Should any one or more Events of Default occur or exist under this Note as provided above, Lender shall have the right, at its sole option, to declare all obligations secured immediately due and payable, accelerate the maturity of this Note and proceed to enforce their payment, insisting upon immediate payment in full of the unpaid principal balance then outstanding under this Note, in addition to accrued interest, and reasonable attorneys' fees, costs, expenses and other fees and charges as provided herein. The Lender may exercise any and all rights and remedies provided by the Business and Commerce Code of Texas and all other rights and remedies at law or in equity notwithstanding anything to the contrary in this Note.

WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER BORROWER OR LENDER AGAINST THE OTHER PARTY.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Texas without regard to any laws that might result in the application of the laws of any other jurisdiction. This Note has been delivered to and accepted by Lender in the State of Texas.

ATTORNEYS' FEES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender's reasonable attorneys' fees.

NEGOTIABILITY. Borrower and Lender hereby agree that this Note is non-negotiable and may not be transferred or assigned to any third party without the prior written consent of the Borrower.

BORROWER'S WAIVERS. Borrower hereby waives presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion. Borrower agrees that Lender's acceptance of payment other than in accordance with the terms of this Note or Lender's subsequent agreement to extend or modify such repayment terms, or Lender's failure or delay in exercising any rights or remedies granted to Lender, shall not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrower's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Borrower further agrees that, should any Event of Default occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one Event of Default shall not be construed as a waiver or forbearance as to any other default.

AMENDMENT, SUPPLEMENT, WAIVER. This Note may only be amended or supplemented with the consent of the Borrower and the Lender.

SUCCESSORS AND ASSIGNS LIABLE. Borrower's obligations and agreements under this Note shall be binding upon Borrower's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

CAPTION HEADINGS. Caption headings of the sections of this Note are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Note, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provisions never existed.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS NOTE.

EXECUTED as of the 21st day of May 2007.

BORROWER:

MAXIM TEP, INC.

By: [signature]

Daniel W. Williams
President/CEO